EXHIBIT 13.1
PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Jason Macdonnell, Acting Chief Executive Officer, Chief Operating Officer and President, Customer Experience of TELUS International (Cda) Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)the Annual Report on Form 20-F of TELUS International (Cda) Inc. for the period ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TELUS International (Cda) Inc.
Date: February 13, 2025

/s/ Jason Macdonnell
Name:	Jason Macdonnell
Title:	Acting Chief Executive Officer, Chief Operating Officer and President, Customer Experience